UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 10, 2020

Date of report (Date of earliest event reported)

IMAX Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-35066	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 Speakman Drive Mississauga, Ontario, Canada L5K 1B1 (905) 403-6500	902 Broadway, Floor 20 New York, New York, USA 10010 (212) 821-0100

(Address of principal executive offices, zip code, telephone numbers)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	IMAX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 10, 2020, IMAX Corporation (the “Company”) entered into the First Amendment (the “Amendment”) to the Fifth Amended and Restated Credit Agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association, as agent, and a syndicate of lenders party thereto. The Amendment amended the Credit Agreement to, among other things, (i) suspend the senior secured net leverage ratio financial covenant in the Credit Agreement through the first quarter of 2021, (ii) re-establish the senior secured net leverage ratio thereafter, provided that for subsequent quarters that such financial covenant is tested, as applicable, the Company will be permitted to use its quarterly EBITDA (as defined in the Credit Agreement) from the third and fourth quarters of 2019 in lieu of the EBITDA for the corresponding quarters of 2020, (iii) add a $75 million minimum liquidity covenant measured at the end of each calendar month and (iv) restrict the Company’s ability to make certain restricted payments, dispositions and investments, create or assume liens and incur debt that would otherwise have been permitted by the Credit Agreement. The modifications to the negative covenants, the minimum liquidity covenant and modifications to certain other provisions in the Credit Agreement pursuant to the Amendment shall be in effect from the date of the Amendment until the earlier of the delivery of the compliance certificate for the fourth quarter of 2021 and the date on which the Company, in its sole discretion, elects to calculate its compliance with the senior secured net leverage ratio by using either its actual EBITDA or annualized EBITDA.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Fifth Amended and Restated Credit Agreement entered into on June 10, 2020.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation
(Registrant)

Date: June 11, 2020	By:	/s/ Robert D. Lister
	Name:	Robert D. Lister
	Title:	Chief Legal Officer and Senior Executive Vice President

	By:	/s/ Patrick McClymont
	Name:	Patrick McClymont
	Title:	Chief Financial Officer and Executive Vice President

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